INDEX                                                             EXHIBIT 3
 TO
 FINANCIAL STATEMENTS


 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1997

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997

 INDEX
 TO
 FINANCIAL STATEMENTS

 (CONTINUED)


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 CENTRAL AND SOUTH WEST SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1997

 Statement of Income for the Twelve Months Ended September 30, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1997


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS

 STATEMENT OF CHANGES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,825               $5,825
     Transmission                                 1,561                1,561
     Distribution                                 4,352                4,352
     General                                      1,358                1,358
     Construction work in progress                  169                  169
     Nuclear fuel                                   195                  195
   Other Diversified                                191                  191
                                             --------------------------------
                                                 13,651               13,651
   Less - Accumulated depreciation                5,117                5,117
                                             --------------------------------
                                                  8,534                8,534
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              390                  390
   Accounts receivable                            1,208                1,208
   Materials and supplies, at average cost          176                  176
   Electric fuel inventory                           71                   71
   Under-recovered fuel costs                        99                   99
   Prepayments and other                             58                   58
                                             --------------------------------
                                                  2,002                2,002
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             505                  505
   Mirror CWIP asset - net                          289                  289
   Other non-utility investments                    441                  441
   Income tax related regulatory assets, net        248                  248
   Goodwill                                       1,405                1,405
   Other                                            379                  379
                                             --------------------------------
                                                  3,267                3,267
                                             --------------------------------

                                                $13,803        $0    $13,803
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,039                1,039
     Retained earnings                            1,815                1,815
     Foreign currency translation and other          33                   33
                                             --------------------------------
     Total Common Stock Equity                    3,630                3,630
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            176                  176
     Subject to mandatory redemption                 26                   26
   Subsidiary obligated, mandatorily redeemable,
     trust preferred securities                     323                  323
   Long-term debt                                 3,933                3,933
                                             --------------------------------
     Total Capitalization                         8,088                8,088
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       204                  204
   Short-term debt                                  439                  439
   Short-term debt - CSW Credit                     849                  849
    Loan Notes                                       65                   65
   Accounts payable                                 510                  510
   Accrued taxes                                    447                  447
   Accrued interest                                 129                  129
   Other                                            303                  303
                                             --------------------------------
                                                  2,946                2,946
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,235                2,235
   Investment tax credits                           282                  282
   Other                                            252                  252
                                             --------------------------------
                                                  2,769                2,769
                                             --------------------------------

                                                $13,803        $0    $13,803
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,174
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel and purchased power         1,237
   United Kingdom Cost of Sales                   1,298
   Operating and maintenance                      1,086
   Depreciation and amortization                    467
   Taxes, other than income                         183
   Income taxes                                     151
                                             -----------

                                                  4,422
                                             -----------

 OPERATING INCOME                                   752
                                             -----------

 OTHER INCOME AND DEDUCTIONS                         34
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     786
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       336
   Distributions on trust preferred securities       11
   Interest on short-term debt and other             77
                                             -----------

                                                    424
                                             -----------


 INCOME FROM CONTINUING OPERATIONS                  361
                                             -----------

 DISCONTINUED OPERATIONS
   Gain on the sale of discontinued
     operations, net of tax of $0.07                  7
                                             -----------

 INCOME BEFORE EXTRAORDINARY ITEM                   368

 EXTRAORDINARY ITEM - UK Windfall Profits Tax      (176)
                                             -----------

 NET INCOME                                         192
   Less: preferred stock dividends                   14
   Gain on reacquired preferred stock                10
                                             -----------

 NET INCOME FOR COMMON STOCK                       $188
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1996         $1,996

 Add: Net income for common stock                   188
                                             -----------

                                                  2,184
                                             -----------

 Deduct: Common stock dividends                     369
         Retained earnings adjustment                 0
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997         $1,815
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)
                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------
 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,951                3,951
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments                2                    2
   Accounts and interest receivable - Affiliated    128                  128
   Prepayments and other                              4                    4
                                             --------------------------------

                                                    134                  134
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   14                   14
                                             --------------------------------

                                                 $4,099        $0     $4,099
                                             ================================

 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,039                1,039
   Retained earnings                              1,815                1,815
   Foreign currency translation and other             5                    5
                                             --------------------------------
      Total Common Stock Equity                   3,602                3,602
                                             --------------------------------
   Long-term debt                                     0                    0
                                             --------------------------------
     Total Capitalization                         3,602                3,602
                                             --------------------------------

 CURRENT LIABILITIES
   Short-term debt                                  439                  439
   Accounts payable and other                        60                   60
                                             --------------------------------
                                                    499                  499
                                             --------------------------------
 DEFERRED CREDITS                                    (2)                  (2)
                                             --------------------------------
                                                 $4,099        $0     $4,099
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $122
     Public Service Company of Oklahoma                        55
     Southwestern Electric Power Company                       96
     West Texas Utilities Company                              24
     SEEBOARD U.S.A.                                          (58)
     CSW Credit, Inc.                                           9
     CSW Energy, Inc.                                           6
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (4)
     CSW Communications, Inc.                                  (7)
     Enershop Inc.                                             (2)
     Central and South West Services, Inc.                      0
   Other Income                                                21
                                                        ----------

                                                             $263
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        65
    Depreciation and amortization expense                       1
    Interest expense                                           38
    Taxes, other than income                                    2
    Federal income taxes                                      (24)
                                                        ----------

                                                               82
                                                        ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of
      tax of $0.07                                              7
                                                        ----------


 NET INCOME                                                  $188
                                                        ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                    $3,109               $3,109
   Transmission                                     513                  513
   Distribution                                   1,003                1,003
   General                                          281                  281
   Construction work in progress                     88                   88
   Nuclear fuel                                     195                  195
                                             --------------------------------

                                                  5,189                5,189
   Less - Accumulated depreciation
     and amortization                             1,797                1,797
                                             --------------------------------

                                                  3,392                3,392
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments              106                  106
   Advances to affiliates                            24                   24
   Accounts receivable                               66                   66
   Under-recovered fuel costs                        54                   54
   Materials and supplies, at average cost           71                   71
   Fuel inventory                                    14                   14
   Prepayments and other                              4                    4
                                             --------------------------------

                                                    339                  339
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                               485                  485
   Mirror CWIP asset                                289                  289
   Income tax related regulatory assets, net        326                  326
   Other                                            104                  104
                                             --------------------------------

                                                  1,204                1,204
                                             --------------------------------

                                                 $4,935        $0     $4,935
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



                                                 Per     Pro Forma    Pro
                                                Books    Adjustment  Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares       $169                 $169
    Paid-in capital                                 405                  405
    Retained earnings                               872                  872
                                             --------------------------------

      Total common stock equity                   1,446                1,446


    Preferred stock
     Not subject to mandatory redemption            163                  163
    CPL obligated, mandatorily redeemable,
      trust preferred securities                    145                  145
    Long-term debt                                1,329                1,329
                                             --------------------------------

      Total capitalization                        3,083                3,083
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months         200                  200
    Payables to affiliates                            9                    9
    Accounts payable                                 77                   77
    Accrued taxes                                    79                   79
    Accumulated deferred income taxes                17                   17
    Accrued interest                                 35                   35
    Refund due customers                            106                  106
    Other                                            35                   35
                                             --------------------------------

                                                    558                  558
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes              1,135                1,135
    Investment tax credits                          144                  144
    Other                                            15                   15
                                             --------------------------------

                                                  1,294                1,294
                                             --------------------------------

                                                 $4,935        $0     $4,935
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                      $1,335
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             376
   Purchased power                                   51
   Other operating                                  301
   Maintenance                                       59
   Depreciation and amortization                    144
   Taxes, other than income                          73
   Income taxes                                      79
                                             -----------

                                                  1,083
                                             -----------

 OPERATING INCOME                                   252
                                             -----------

 OTHER INCOME AND DEDUCTIONS
   Other                                              6
                                             -----------

                                                      6
                                             -----------


 INCOME BEFORE INTEREST CHARGES                     258
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       108
   Distributions on trust preferred securities        5
   Interest on short-term debt and other             14
                                             -----------

                                                    127
                                             -----------


 NET INCOME                                         131

   Less: preferred stock dividends                   11
         Gain on reacquired preferred stock           2
                                             -----------

 NET INCOME FOR COMMON STOCK                       $122
                                             ===========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $872
 Add: Net income (loss) for common stock            122
                                             -----------

                                                    994
 Deduct: Common stock dividends                     122
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997           $872
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                     $907                 $907
    Transmission                                    373                  373
    Distribution                                    811                  811
    General                                         206                  206
    Construction work in progress                    32                   32
                                             --------------------------------

                                                  2,329                2,329
    Less - Accumulated depreciation               1,031                1,031
                                             --------------------------------

                                                  1,298                1,298
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              40                   40
    Advances to affiliates                            8                    8
    Accounts receivable                              27                   27
    Materials and supplies, at average cost          33                   33
    Fuel inventory                                   15                   15
    Prepayments and other                             1                    1
                                             --------------------------------

                                                    124                  124
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   72                   72
                                             --------------------------------

                                                 $1,494        $0     $1,494
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                  $157                 $157
    Paid-in capital                                 180                  180
    Retained earnings                               163                  163
                                             --------------------------------

      Total common stock equity                     500                  500


    Preferred stock                                   5                    5
    PSO obligated, mandatorily redeemable,
      trust preferred securities                     73                   73
    Long-term debt                                  421                  421
                                             --------------------------------

      Total capitalization                          999                  999
                                             --------------------------------


 CURRENT LIABILITIES
    Payable to affiliates                            12                   12
    Accounts payable                                 44                   44
    Payables to customers                            16                   16
    Accrued taxes                                    39                   39
    Accrued interest                                 11                   11
    Refund due customers                             29                   29
    Accumulated deferred income taxes                 1                    1
    Other                                             8                    8
                                             --------------------------------

                                                    160                  160
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes                242                  242
    Investment tax credits                           42                   42
    Income tax related regulatory
      liabilities, net                               43                   43
    Other                                             8                    8
                                             --------------------------------

                                                    335                  335
                                             --------------------------------

                                                 $1,494        $0     $1,494
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $700
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             277
   Purchased power                                   47
   Other operating                                  119
   Maintenance                                       35
   Depreciation and amortization                     80
   Taxes, other than income                          29
   Income taxes                                      27
                                             -----------

                                                    614
                                             -----------

 OPERATING INCOME                                    86
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          2
                                             -----------

 INCOME BEFORE INTEREST CHARGES                      88
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        30
   Distributions on trust preferred securities        2
   Interest on short-term debt and other              4
                                             -----------

                                                     36
                                             -----------


 NET INCOME                                          52

    Less: preferred stock dividends                   1
   Gain on reacquisition of preferred stock           4
                                             -----------

 NET INCOME FOR COMMON STOCK                        $55
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $148
 Add: Net income (loss) for common stock             55
                                             -----------

                                                    203
 Deduct: Common stock dividends                      40
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997           $163
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                   $1,390               $1,390
    Transmission                                    468                  468
    Distribution                                    859                  859
    General                                         310                  310
    Construction work in progress                    35                   35
                                             --------------------------------

                                                  3,062                3,062
    Less - Accumulated depreciation               1,209                1,209
                                             --------------------------------

                                                  1,853                1,853
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              27                   27
    Accounts receivable                              56                   56
    Materials and supplies, at average costs         25                   25
    Fuel inventory                                   29                   29
    Under-recovered fuel costs                       19                   19
    Prepayments and other                            16                   16
                                             --------------------------------

                                                    172                  172
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   85                   85
                                             --------------------------------

                                                 $2,110        $0     $2,110
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares      $136                 $136
    Paid-in capital                                 245                  245
    Retained earnings                               349                  349
                                             --------------------------------

      Total common stock equity                     730                  730

    Preferred stock
      Not subject to mandatory redemption             5                    5
      Subject to mandatory redemption                26                   26
    SWEPCO obligated, mandatorily redeemable,
      trust preferred securities                    106                  106
    Long-term debt                                  547                  547
                                             --------------------------------

      Total capitalization                        1,414                1,414
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                           4                    4
    Accounts payable                                 58                   58
    Payable to affiliates                            60                   60
    Customer deposits                                12                   12
    Accrued taxes                                    42                   42
   Accumulated deferred income taxes                  8                    8
    Accrued interest                                 12                   12
    Other                                            12                   12
                                             --------------------------------

                                                    208                  208
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                393                  393
    Investment tax credits                           68                   68
    Income tax related regulatory liabilities, net   18                   18
    Other                                             9                    9
                                             --------------------------------

                                                    488                  488
                                             --------------------------------

                                                 $2,110        $0     $2,110
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $927
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             382
   Purchased power                                   24
   Other Operating                                  143
   Maintenance                                       44
   Depreciation and amortization                     95
   Taxes, other than income                          54
   Income taxes                                      41
                                             -----------

                                                    783
                                             -----------

 OPERATING INCOME                                   144
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          2
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     146
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        41
   Distributions on trust preferred securities        4
   Interest on short-term debt and other              4
                                             -----------

                                                     49
                                             -----------


 NET INCOME                                          97

    Less: preferred stock dividends                   3
   Gain on reacquired preferred stock                 2
                                             -----------

 NET INCOME FOR COMMON STOCK                        $96
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $325
 Add: Net income (loss) for common stock             96
                                             -----------

                                                    421
 Deduct: Common stock dividends                      72
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997           $349
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                      $418                 $418
   Transmission                                     208                  208
   Distribution                                     360                  360
   General                                          101                  101
   Construction work in progress                     13                   13
                                             --------------------------------

                                                  1,100                1,100
   Less - Accumulated depreciation                  433                  433
                                             --------------------------------

                                                    667                  667
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments                1                    1
   Accounts receivable                               31                   31
   Materials and supplies, at average cost           15                   15
   Fuel inventory                                    15                   15
   Under-recovered fuel costs                        15                   15
   Prepayments and other                              2                    2
                                             --------------------------------

                                                     79                   79
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                          20                   20
    Regulatory assets                                 9                    9
   Other                                             41                   41
                                             --------------------------------

                                                     70                   70
                                             --------------------------------

                                                   $816        $0       $816
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares        $137                 $137
   Paid-in capital                                    2                    2
   Retained earnings                                132                  132
                                             --------------------------------

     Total common stock equity                      271                  271

   Preferred stock
    Not subject to mandatory redemption               2                    2
   Long-term debt                                   278                  278
                                             --------------------------------

     Total capitalization                           551                  551
                                             --------------------------------

 CURRENT LIABILITIES

   Advances from affiliates                           3                    3
   Payables to affiliates                            12                   12
   Accounts payable                                  20                   20
   Accrued taxes                                     14                   14
   Accrued interest                                   9                    9
   Accumulated deferred income taxes                  3                    3
   Other                                              3                    3
                                             --------------------------------

                                                     64                   64
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                145                  145
   Investment tax credits                            28                   28
   Investment tax related regulatory
     liabilities, net                                16                   16
   Other                                             12                   12
                                             --------------------------------

                                                    201                  201
                                             --------------------------------

                                                   $816        $0       $816
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $390
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             123
   Purchased power                                   46
   Other Operating                                   82
   Maintenance                                       14
   Depreciation and amortization                     41
   Taxes, other than income                          24
   Income taxes                                      13
                                             -----------

                                                    343
                                             -----------

 OPERATING INCOME                                    47
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------


 INCOME BEFORE INTEREST CHARGES                      48
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                        21
   Interest on short-term debt and other              4
                                             -----------

                                                     25
                                             -----------

 NET INCOME                                          23

    Less: preferred stock dividends                  --
    Gain on reacquisition of preferred stock          1
                                             -----------

 NET INCOME FOR COMMON STOCK                        $24
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT SEPTEMBER 30, 1996           $126
 Add: Net income (loss) for common stock             24
                                             -----------

                                                    150
 Deduct: Common stock dividends                      18
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997           $132
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

   General plant                                   $117                 $117
   Less - Accumulated depreciation                   32                   32
                                             --------------------------------

                                                     85                   85
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary investments                     1                    1
   Accounts receivable affiliated                    21                   21
   Accounts receivable non-affiliated                 3                    3
   Prepayments and other                             16                   16
                                             --------------------------------

                                                     41                   41
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                    4                    4
                                             --------------------------------

                                                   $130        $0       $130
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------


 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Long-term debt                                   $60                  $60
                                             --------------------------------

     Total capitalization                            60                   60
                                             --------------------------------



 CURRENT LIABILITIES
   Accounts payable non-affiliated                   12                   12
   Advances from affiliates and other                35                   35
                                             --------------------------------

                                                     47                   47
                                             --------------------------------


 DEFERRED CREDITS                                    23                   23
                                             --------------------------------


                                                   $130        $0       $130
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)




 OPERATING REVENUE                                   $0
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel Expense                                       3
   Other Operating                                  186
   Maintenance                                        4
   Depreciation and amortization                      9
   Taxes, other than income taxes                     8
   Income taxes                                       1
                                             -----------

                                                    211
                                             -----------

 OPERATING INCOME                                  (211)
                                             -----------


 OTHER INCOME AND DEDUCTIONS                        217
                                             -----------

 INCOME BEFORE INTEREST CHARGES                       6
                                             -----------


 INTEREST CHARGES                                     6
                                             -----------

 NET INCOME FOR COMMON STOCK                         $0
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS SEPTEMBER 30, 1997
 UNAUDITED
 (millions)


 RETAINED EARNINGS AT SEPTEMBER 30, 1996             $0
 Add: Net income (loss) for common stock              0
                                             -----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1997             $0
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 CENTRAL POWER AND LIGHT COMPANY

          None

 PUBLIC SERVICE COMPANY OF OKLAHOMA

          None

 SOUTHWESTERN ELECTRIC POWER COMPANY

          None

 WEST TEXAS UTILITIES COMPANY

          None

 CENTRAL AND SOUTH WEST SERVICES, INC.

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1997, other than in the ordinary course of business. However, on December 22, 1997 American Electric Power Company and Central and South West Corporation announced a proposed merger of the two companies. For details on the proposed merger see CSW's current report on Form 8-K dated December 22, 1997.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1996 Combined Annual Report on Form 10-K         pages 2-39 through 2-71